UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Generex biotechnology corpORATION

(Exact of registrant as specified in its charter)

DELAWARE 000-29169 98-0178636

State or other jurisdiction of incorporation Commission File Number IRS Employer Identification №.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 4.01 Change In Registrant’s Certifying Accountant

On May 6, 2019, MNP LLP (“MNP”) resigned as the auditor for Generex Biotechnology Corporation. Effective May 31, 2019, we engaged Mazars USA, LLP ("Mazars") to serve as the independent public accountants to audit our financial statements for the fiscal year ending July 31, 2019.

MNP’s reports on our financial statements for the fiscal years ended July 31, 2018 and July 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that MNP’s reports on our financial statements for the fiscal years ended July 31, 2018 and July 31, 2017 did contain an explanatory paragraph regarding their substantial doubt as to our ability to continue as a going concern, and the lack of any adjustments to the financial statements that might result from that circumstance.

During our past two fiscal years and the interim period through May 6, 2019, we had no disagreements with MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MNP’s satisfaction, would have caused MNP to make reference to the subject matter of the disagreement in connection with its report.

During our past two fiscal years and the interim period through May 6, 2019 MNP did not advise us of any of the matters specified in Item 304(a)(v) of Regulation S-K, except as follows:

MNP advised management of material weaknesses in internal controls during its review of our financial statements for the fiscal quarter ended January 31, 2019.  The internal control deficiencies were disclosed and detailed in Part 1, Item 4 of our 10-Q/A for that period, filed April 16, 2019. MNP discussed these issues with the Chairman of our Audit Committee. Generex has authorized MNP to respond fully to the inquiries of any successor accountant retained by Generex regarding these issues.

Generex has provided MNP a copy of this form 8-K and stating and requested MNP provide a letter to the Commission stating whether MNP agrees or disagrees with the statements contained herein. Such letter is attached hereto as Exhibit 16.

During our fiscal years ended July 31, 2018 and July 31, 2017, and the interim period through May 31, 2019, we have had no consultations with Mazars concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which we received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or reportable event, as defined in Item 304(a)(1)(iv) of Regulation S-K.

The appointment of Mazars as independent public accountants was approved by the Board of Directors and audit committee of Generex Biotechnology Corporation

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

16. Letter from MNP LLP, addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2019

Generex Biotechnology Corp.

/s/Joe Moscato

By: Joe Moscato, CEO, President

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